Cincinnati Bell First Quarter 2015 Results May 7, 2015

Today’s Agenda Highlights & Strategic Initiatives Ted Torbeck, President & Chief Executive Officer Financial Overview & Segment Results Leigh Fox, Chief Financial Officer Question & Answer 2

Safe Harbor This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward- looking statements for any reason. 3

Non GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. 4

Ted Torbeck President & Chief Executive Officer 5

Q1 2015 Financial Results  Revenue totaled $293 million, up 4% year-over-year  Strong Adjusted EBITDA of $79 million Announced agreement to sell 14 million CyrusOne partnership units  Proceeds of $426 million used to repay debt  $295 million gain to be recognized in the second quarter  Remaining 22% ownership valued at approximately $450 million Closed Wireless operations  No subscribers remaining on the network as of March 31, 2015  Recognized $113 million gain previously deferred  Transfer of certain tower lease liabilities valued at approximately $25 million (April 1, 2015) First Quarter 2015 Highlights 6

$32 $35 $37 $40 $43 $39 $43 $43 $42 $43 $31 $31 $33 $36 $39 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Quarterly Strategic Revenue Growth Managed and Professional Services Entertainment & Communications (Business) Entertainment & Communications (Consumer) ($ in millions) $102 $109 $113 $118 $125 7 * Revenue results are presented net of intercompany Strategic revenue has increased 22 percent year-over-year and accounts for more than 50 percent of our total recurring revenue

78 96 92 123 52 65 Q1 2014 Q1 2015 Total Fioptics Subscribers Video Subs Internet Subs Voice Subs Fioptics Highlights  Fioptics revenue for the quarter totaled $42 million, up 36% compared to the prior year  Fioptics is available to 358k addresses, or 44% of Greater Cincinnati ‒ Passed 22,600 units new addresses in Q1 2015  Fioptics Penetration: ‒ Video – 27% ‒ Internet – 34% ‒ Voice – 18%  Fioptics monthly ARPU for the quarter was up approximately 6% from 2014. Q1 2015 ARPUs are as follows: ‒ Video – $76 ‒ Internet – $42 ‒ Voice – $32  Total video churn was 2.5% for the quarter ‒ Single-family churn was 2.2% ‒ Apartment churn was 4.6% (in thousands)  Fioptics subscribers increased on average approximately 28% compared to 2014 ‒ 96K video subs; 4,400 net activations in the quarter ‒ 123K internet subs; record-high 9,400 subs added in the quarter 8

Leigh Fox Chief Financial Officer 9

75 8 (4) Q1 2015 $79 188 108 (3) Q1 2015 $293 ($ in millions, except per share amounts) First Quarter Financial Summary Entertainment & Communications IT Services & Hardware Corporate Eliminations 10 Revenue 184 102 (4) Q1 2014 $282 84 8 (5) Q1 2014 $87 Adjusted EBITDA  Total revenue of $293 million in the first quarter of 2015, up 4% from prior year  Operating income for the quarter totaled $37 million and net income was $49 million, resulting in diluted earnings per share of $0.22  Strong first quarter Adjusted EBITDA of $79 million

$72 $109 $84 Revenue EBITDA Q1 2014 $86 $98 $75 Revenue EBITDA Q1 2015 ($ in millions) Entertainment & Communications Revenue and Adjusted EBITDA Integration Revenue* Strategic Legacy $184 $188 11 * Integration revenue totaled $3 million in Q1 2014 and $4 million in Q1 2015  Strategic revenue growth in Q1 2015 offset decline from legacy products ‒ Strategic consumer revenue totaled $43 million in Q1 2015, up 34% from Q1 2014 ‒ Strategic revenue from business customers totaled $43 million in Q1 2015, up 10% from Q1 2014  Adjusted EBITDA Margin for Q1 2015 was 40% - consistent with expectations  Access line loss adjusted to include VoIP access line equivalents was 6% - consistent with the prior year

$41 $67 $8 Revenue EBITDA Q1 2015 $33 $69 $8 Revenue EBITDA Q1 2014 ($ in millions) IT Services & Hardware Revenue and Adjusted EBITDA  Revenue of $108 million for Q1 2015, up 6% from Q1 2014 ‒ Strategic Managed and Professional Services revenue totaled $41 million for Q1 2015, was up 24% from prior year ‒ Telecom & IT Equipment revenue of $65 million for Q1 2015 was down 4% from Q1 2014  Adjusted EBITDA totaled $8 million, consistent with prior year  Adjusted EBITDA margin was 7%, down slightly from Q1 2014 Integration Revenue Strategic Revenue $102 $108 12

Capital Structure Liquidity Leverage Ratio 13 Q1 2015 Cash and Cash Equivalents 13$ Corporate Credit Facility 150 Receivables Facility 69 Liquidity (Mar 31, 2015) 232 CyrusOne proceeds 426 Required debt repayments (365) Incremental Agreement 25 Liquidity as Adjusted 318$ 5.9x 4.5x 2.9x 1.0 2.0 3.0 4.0 5.0 6.0 2011 2012 2013 2014 Mar 2015 Leverage Leverage Adj. for CONE Sale Leverage Adj. for CONE Investment  Repaid remaining $300 million balance outstanding on 8.75% Senior Sub Notes in second quarter of 2015 – decreasing interest payments by $26 million annually  Current leverage as adjusted for our remaining 22 percent investment in CyrusOne is well within a reasonable range [2] [1] 2015 leverage calculated based on Adjusted EBITDA guidance [2] [1] [2] Corporate credit agreement requires 85 percent of CyrusOne proceeds be used to repay debt

Q1 2015 Adjusted EBITDA 79$ Interest Payments (21) Capital Expenditures (58) Pension and OPEB Payments (5) Dividends from CyrusOne 6 Working Capital and Other (37) Free Cash Flow (36)$ Q1 2015 Free Cash Flow and Capital Expenditures 14 ($ in millions) Free Cash Flow Capital Expenditures Certain 2015 Free Cash Flow Items  Interest payments ~ $110 million  Pension and OPEB payments ~ $25 million  CyrusOne dividends ~ $24 million  Capital Expenditures: $270 - $280 million Q1 2015 Construction 17$ Installation 5 Value added 13 Tot l Fioptics 35$ Other Strategic 14 Total Strategic Investment 49$ Maintenance 9 58$

2015 Guidance 2015 Guidance Revenue $ 1.1 billion Adjusted EBITDA $297 million* * Plus or minus 2 percent 15

Appendix 16

2015 2014 $ % Revenue 292.9$ 282.2$ 10.7$ 4% Costs and expenses Cost of services and products 166.2 150.7 15.5 10% Selling, general and administrative 52.2 49.3 2.9 6% Depreciation and amortization 32.6 31.1 1.5 5% Restructuring charges 3.4 - 3.4 n/m Loss on sale or disposal of assets, net 1.4 - 1.4 n/m Transaction costs - 0.7 (0.7) n/m Operating income 37.1 50.4 (13.3) (26)% Interest expense 32.7 38.8 (6.1) (16)% (Income) loss from CyrusOne equity method investment 3.1 (0.5) 3.6 n/m Other expense, net 0.4 (0.3) 0.7 n/m Income from continuing operations before income taxes 0.9 12.4 (11.5) (93)% Income tax expense 0.6 6.5 (5.9) (91)% Income from continuing operations 0.3 5.9 (5.6) (95)% Income from discontinued operations (net of tax) 48.9 1.1 47.8 n/m Net income 49.2 7.0 42.2 n/m Preferred stock dividends 2.6 2.6 - 0% Net loss applicable to common shareowners 46.6$ 4.4$ 42.2$ n/m Basic and diluted net (loss) earnings per common share: (Loss) earnings from continuing operations (0.01) 0.02 Earnings from discontinued operations 0.23 - Basic and diluted net earnings per common share 0.22 0.02 Three Months Ended March 31, Change CBB Consolidated Results 17 ($ in millions, except per share amounts)

Revenue Classifications Voice STRATEGIC LEGACY INTEGRATION Fioptics Voice Switched Access Digital Trunking Data Fioptics Internet DWDM DSL (> 10 meg) Metro-Ethernet Dedicated Internet DSL (< 10 meg) Dial up Internet TDM DSO, DS1, DS3 Long Distance/ VoIP VoIP Private Line MPLS Audio Conferencing Managed/ Professional Services Managed Services - Monitoring/Management - Data Storage - Data Security - Virtual Data Center Professional Services - Staff Augmentation - IT Consulting Telecom & IT Equipment Hardware Installation Maintenance Maintenance Information Services Long Distance Entertainment Fioptics Video 18

Wireline IT S&H Total Eliminations Total Strategic Data 42.6$ -$ Voice - local service 5.7 - Long distance and VoIP 15.8 - Entertainment 21.5 - Other 0.6 - Managed & Professional Services - 40.7 Hardware - - Total Strategic 86.2 40.7 126.9 (2.1) 124.8 Legacy Data 44.7$ -$ Voice - local service 40.2 - Long distance and VoIP 10.9 - Entertainment - - Other 1.8 - Managed & Professional Services - - Hardware - - Total Legacy 97.6 - 97.6 (0.2) 97.4 Integration Data -$ -$ Voice - local service 1.5 - Long distance and VoIP 0.5 - Entertainment - - Other 2.3 - Managed & Professional Services - 1.6 Hardware - 65.3 Total Integration 4.3 66.9 71.2 (0.5) 70.7 Total Revenue 188.1$ 107.6$ 295.7$ (2.8)$ 292.9$ Eliminations 0.3 2.5 2.8 187.8$ 105.1$ 292.9$ Q1 2015 Revenue – MD&A Q1 2015 Strategic, Legacy and Integration 19 ($ in millions)

20 Revenue – MD&A Q1 2014 Strategic, Legacy and Integration ($ in millions) Wireline IT S&H Total Eliminations Total Strategic Data 35.1$ -$ Voice - local service 4.5 - Long distance and VoIP 13.8 - Entertainment 16.9 - Other 1.3 - Managed & Professional Services - 32.9 Hardware - - Total Strategic 71.6 32.9 104.5 (2.2) 102.3 Legacy Data 47.9$ -$ Voice - local service 46.9 - Long distance and VoIP 12.3 - Entertainment - - Other 2.1 - Managed & Professional Services - - Hardware - - Total Legacy 109.2 - 109.2 - 109.2 Integration Data -$ -$ Voice - local service 1.7 - Long distance and VoIP 0.8 - Entertainment 0.1 - Other 0.2 - Managed & Professional Services - 1.1 Hardware - 67.9 Total Integration 2.8 69.0 71.8 (1.1) 70.7 Total Revenue 183.6$ 101.9$ 285.5$ (3.3)$ 282.2$ Eliminations 0.2 3.1 3.3 183.4$ 98.8$ 282.2$ Q1 2014